 SSgA Life Solutions Balanced Fund—Institutional Class

Summary Prospectus—December 14, 2011	Ticker Symbol: sslbx

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You may find the fund’s prospectus and other information about the fund online at:

http://www.ssgafunds.com/product/fund.seam?ticker=sslbx

You also may get this information at no cost by calling (800) 997-7327 or by sending an e-mail request to fund_inquiry@ssgafunds.com. The fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

Investment Objective

SSgA Life Solutions Balanced Fund seeks a balance of growth of capital and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.00%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	3.39%
Acquired Fund Fee and Expenses (fees and expenses incurred indirectly by the fund as a result of an investment in shares of one or more acquired funds)	0.37%
Total Annual Fund Operating Expenses	4.01%
Fee Waivers and/or Expense Reimbursements	(3.19)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.82%*

*	The fund’s investment advisor is contractually obligated until December 31, 2012 to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.45% of average daily net assets on an annual basis.

Total Annual Fund Operating Expenses include fees and expenses incurred indirectly by the fund as a result of its investments in underlying funds. Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Financial Highlights because the ratio does not include the underlying funds’ fees and expenses.

Due to subsequent events, Total Annual Fund Operating Expenses may be higher than the fund’s ratio of expenses to average net assets shown in the Financial Highlights.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$84	$970	$1,870	$4,182

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

SSgA Life Solutions Balanced Fund is a fund-of-funds, and generally invests substantially all of its investable assets in shares of various combinations of other SSgA Funds and exchange traded funds that are advised or sponsored by the advisor or its affiliates, commonly referred to as “underlying funds.” Funds-of-funds are intended to allow investors to diversify their portfolio among different asset classes more than they otherwise could by investing in individual securities or shares of a single mutual fund.

To achieve its objective, the fund typically invests between 40% and 80% of its assets in underlying funds that invest principally in equity securities, including international equities. The fund usually invests between 20% and 60% of its

 SSgA Life Solutions Balanced Fund—Institutional Class

Summary Prospectus—December 14, 2011	Ticker Symbol: sslbx

assets in underlying funds that invest principally in bonds, and up to 20% in money market funds. From time to time, some of the underlying funds may be exchange-traded funds.

In constructing the fund’s portfolio of securities, the fund’s investment advisor periodically establishes specific percentage targets for each asset class based on the advisor’s outlook for the economy and the financial markets. The advisor then selects one or more SSgA Funds for each asset class, and allocates fund assets based primarily on those percentage targets. The advisor periodically reallocates fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, the fund may invest in securities other than shares of funds, for example to manage its cash balances.

The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

Principal Risks

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•	Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund or an underlying fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund or an underlying fund may have substantial investments.

•	Liquidity Risk—The risk that the fund or an underlying fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•	Fund-of-funds. The investment performance of a fund-of-funds is directly related to the investment performance of the underlying funds and is subject to the risks of the investments of the underlying funds. A fund-of-funds may from time to time have more than one underlying fund that invests in some of the same industry sectors or individual securities, thus compounding the fund-of-funds’ exposure to those sectors or securities. A fund-of-fund pays directly its own expenses as well as indirectly the expenses of the underlying funds.

•	Sector. The fund or an underlying fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•	Large-Capitalization Securities. The fund’s or its underlying funds’ emphasis on securities issued by large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods.

•	Medium-Capitalization Securities. The fund’s or its underlying funds’ investments in securities of companies with medium size capitalizations tend to be riskier than its investments in securities of companies with larger capitalizations because medium-capitalization companies typically have less seasoned management, fewer product lines, less access to liquidity than larger capitalization companies, and thus, tend to be more sensitive to economic downturns, and less certain growth prospects.

•	Small-Capitalization Securities. The fund’s or its underlying funds’ investments in small-capitalization companies will tend to expose it to greater risks than if the fund or an underlying fund invested in large companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

•	Bonds. To the extent the fund or an underlying fund holds bonds, it will be exposed to the risks inherent in bond investments, principally interest rate risk, credit risk, and liquidity risk.

•	Foreign Securities, including Emerging Market Securities. To the extent the fund or an underlying fund holds securities of foreign issuers, financial information concerning those issuers may be unavailable or more limited than information generally available from U.S. issuers, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates, and the inconvertibility of local currency into U.S. dollars. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

•	Derivatives. The underlying funds’ investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value may not increase or decrease as expected.

•	ETF Risk. To the extent the fund holds ETFs, it will be exposed to the risks inherent in certain ETF investments, such as passive strategy/index risk, index tracking risk, trading issues and fluctuation of net asset value and share premiums and discounts.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

 SSgA Life Solutions Balanced Fund—Institutional Class

Summary Prospectus—December 14, 2011	Ticker Symbol: sslbx

Performance

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

Highest Quarterly	Lowest Quarterly
Results (2001-2010)	Results (2001-2010)	Year-to-Date Ended

June 30, 2003: 13.37%	December 31, 2008: (10.09)%	September 30, 2011: (4.62)%

Average Annual Total Returns
For the Periods Ending December 31, 2010:

SSgA Life Solutions
Balanced Fund	1 Year*	5 Years*	10 Years*

Return Before Taxes	9.69%	1.89%	2.95%
Return After Taxes on Distributions	8.82%	0.94%	2.09%
Return After Taxes on Distributions and Sale of Fund Shares	6.29%	1.09%	2.04%

S&P 500® Index	15.06%	2.29%	1.41%
Russell 3000® Index	16.93%	2.74%	2.16%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%
MSCI® EAFE® Net Dividend Index	7.75%	2.46%	3.50%
Composite Market Index**	12.43%	4.45%	4.22%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

**	Composite Market Index is composed of Russell 3000® Index (50%), Barclays Capital U.S. Aggregate Bond Index (40%), and MSCI® EAFE® Net Dividend Index (10%) and shows how the fund’s performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the fund’s investment objectives.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Advisor

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

Michael Martel and Daniel Farley, CFA serve as portfolio managers of the fund. Each has managed the fund since 2003.

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual

 SSgA Life Solutions Balanced Fund—Institutional Class

Summary Prospectus—December 14, 2011	Ticker Symbol: sslbx

retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Registered, Express,
Regular mail	Certified Mail

SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

Tax Information

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

Payments to Brokers, Banks and Other Financial Intermediaries

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

52745
sslbxsumpro

4